                                                                    EXHIBIT 10.1

               FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this "AMENDMENT") is made as of the 29th day of August, 2002 by (i)(a) SUN SECURED FINANCING LLC, a Michigan limited liability company, (b) ASPEN - FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership and (c) SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership (collectively, "BORROWER"), and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership, its successors, transferees and assigns ("LENDER").

                                    RECITALS

         A. Pursuant to that certain Master Credit Facility Agreement dated as of May 29, 2002 (the "MASTER AGREEMENT") Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $101,760,000 and make Advances to Borrower.

         B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of May 29, 2002 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.

         C. The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the addition of five (5) Mortgaged Properties commonly known as Academy/West Point in Michigan, Autumn Ridge Estates in Iowa, King's Court in Michigan and Timberline Estates in Michigan to the Collateral Pool,
(ii) an increase in the Variable Facility Commitment as set forth hereinafter,
(iii) a decrease in the maximum amount by which the Commitment may be increased, and (iv) revise certain terms and conditions of the Master Agreement as set forth hereinafter.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

         SECTION 1. ADDITION OF MORTGAGED PROPERTY. The Mortgaged Properties commonly known as Academy/West Point, Autumn Ridge Estates, King's Court and Timberline Estates are hereby added to the Collateral Pool under the Master Agreement.

         SECTION 2. EXHIBIT A Exhibit A to the Master Agreement is hereby deleted and replaced with the Exhibit A attached to this Amendment.

         SECTION 3. EXPANSION. The Variable Facility Commitment shall be increased by $37,667,500 and the definition of Commitment is hereby replaced in its entirety with the following new definition:

                  "Variable Facility Commitment" means an aggregate amount of $139,427,500, which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with
         Article 4, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article. V

         SECTION 4. MAXIMUM AMOUNT OF INCREASE IN COMMITMENT. The increase in the Commitment will decrease the maximum amount of increase as set forth in
Section 4.01(a) of the Master Agreement and that provision is hereby deleted from the Master Agreement and replaced in its entirety by the following:

         Section 4.01(a). Maximum Amount of Increase in Commitment. The maximum amount by which the Commitment may be increased is $60,572,500.

         SECTION 5. SPECIAL COVENANTS REGARDING KING'S COURT. The Parties are aware that certain phases of the Additional Mortgaged Property commonly known as King's Court in Traverse City, Michigan are not connected to the municipal water system. Borrower hereby covenants, represents and warrants that in the event that the water supplied to these phases is not in compliance with the requirements of any Governmental Authority, and such non-compliance is not cured by Borrower within ten (10) days, Borrower will at its sole cost and expense hook up and connect all phases to the municipal water system within thirty (30) days of receiving notice from Lender of such requirement; provided that, if action is commenced and diligently pursued by Borrower within such 30 days, then Borrower shall have an additional thirty (30) days or, if longer, the time permitted by the Governmental Authority to comply with such requirement.

         SECTION 6. EXTENSION OF DATE TO PROVIDE CAP IN LIEU OF GUARANTY.
Section 15.01(a) is hereby amended by deleting the date "August 29, 2002" and inserting the date "October 31, 2002" in lieu thereof.

         SECTION 7. CAPITALIZED TERMS. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

         SECTION 8. FULL FORCE AND EFFECT Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

         SECTION 9. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         SECTION 10. APPLICABLE LAW. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

              BORROWER:

              SUN SECURED FINANCING LLC, a Michigan limited liability company

              By: Sun Communities Operating Limited Partnership, a Michigan limited partnership, its Sole Member

                        By:      Sun Communities, Inc, a Maryland
                                 corporation, its General Partner

                        By:      /s/ Jonathan M. Colman
                            ------------------------------------------------
                        Name:    Jonathan M. Colman
                        Title:  Senior Vice President - Acquisitions


              ASPEN - FT. COLLINS LIMITED PARTNERSHIP, a
              Michigan limited partnership

              By: Sun GP L.L.C., a Michigan limited liability company, its General Partner

                        By:      Sun Communities, Inc., a Maryland
                                 Corporation, its Manager


                                 By:        /s/ Jonathan M. Colman
                                     --------------------------------------
                                 Name:      Jonathan M. Colman
                                 Title:     Senior Vice President - Acquisitions

              SUN SECURED FINANCING HOUSTON LIMITED
              PARTNERSHIP, a Michigan limited partnership

              By: Sun Secured Financing GP, Inc., a Michigan corporation, its General Partner

                        By:      /s/ Jonathan M. Colman
                            ------------------------------------------------
                        Name:    Jonathan M. Colman
                        Title:   Senior Vice President - Acquisitions

              LENDER:

              ARCS COMMERCIAL MORTGAGE CO., L.P., a
              California limited partnership

              By:       ACMC Realty, Inc., a California
                        Corporation, its General Partner



                        By:      /s/ Timothy L. White
                            ------------------------------------------------
                        Name:    Timothy L. White
                        Title:   Chief Operating Officer

                                    EXHIBIT A

                    SCHEDULE OF INITIAL MORTGAGED PROPERTIES
                        INITIAL VALUES AND INITIAL VALUES

PROPERTY NAME                        PROPERTY ADDRESS                                             INITIAL VALUE
------------------------------------ ------------------------------------------------------------ ---------------------
Allendale                            11400 Boyne Boulevard, Allendale, MI 49401                   $11,575,000
Presidential Estates                 5075 Presidential Lane, Hudsonville, MI 49426                $12,100,000
Meadow Lake                          3951 Brentwood Cir. W., White lake, MI 48383                 $18,800,000
White Oak                            4084 West Stanley Road, Mt. Morris, MI 48458                 $13,800,000
BrooksideManor                       61108 C.R. 17, Goshen, IN 46526                              $16,500,000
Valley Brook                         4620 South High School Road, Indianapolis, IN 46234          $26,000,000
Branch Creek                         12609 Dessau Road, Austin, TX 78754                          $12,000,000
Chisolm Point                        900 Broken Feather Trail, Pflugerville, TX 78660             $12,500,000
Pin Oak                              8001 Oakhave Drive, O'Fallon, MO 63366                       $13,100,000
Timber Ridge                         3717 S. Taft Hill Dr., Ft. Collins, CO 80526                 $20,200,000
Academy/West Point                   41021 Old Michigan Avenue, Canton, MI 48188                  $16,100,000
Autumn Ridge Estates                 2050 Four Seasons Drive, Ankeny, IA 50021                    $12,650,000
King's Court                         2988 Lafranier Road, Traverse City, MI 49686                 $20,600,000
Timberline Estates                   260 Pin Oak Drive, Coopersville, MI 49404                    $ 8,600,000